Indemnity Agreement THIS INDEMNITY AGREEMENT (the “Agreement”) is made as of this __ day of _____, ___ by and between you and Virtus Investment Partners, Inc., a Delaware corporation (the “Corporation”). WITNESSETH: WHEREAS, it is important to the Corporation to attract and retain as directors and officers the most capable persons reasonably available; WHEREAS, you are a director of the Corporation; WHEREAS, both the Corporation and you recognize the increased risk of litigation and other claims being asserted against directors and officers of U.S. public companies; WHEREAS, the certificate of incorporation and by-laws of the Corporation, as amended, require the Corporation to indemnify its directors and officers of the Corporation in the manner set forth therein and expressly provide that the indemnification and advancement provisions set forth therein are not exclusive; WHEREAS, you are willing, subject to the Corporation’s execution and performance of this Agreement, to continue in your capacity as a director of the Corporation; and WHEREAS, the Board of Directors of the Corporation (the “Board of Directors”) has determined that the contractual indemnification included in this Agreement is reasonable, prudent and promotes the best interests of the Corporation and its stockholders; NOW, THEREFORE, to provide you with express contractual indemnification (regardless of, among other things, any amendment to or revocation of the certificate of incorporation and by-laws of the Corporation as in effect as of the date hereof or any change in the composition of the Board of Directors or any acquisition, disposition or other business combination transaction involving the Corporation), in consideration of your service or continued service in any of the following capacities: • as a director of the Corporation; or • as an officer of the Corporation; or • to the extent that you are serving in such capacity at the request of the Corporation, as a director, officer, manager, partner or trustee of, or in a similar capacity for, another corporation or any limited liability company, partnership, joint venture, trust or other enterprise, including any employee benefit plan of the Corporation or of any of its affiliates and any charitable or not-for-profit enterprise, such capacities referred to herein as the “Indemnified Capacities”, the Corporation with full power and authority to grant an indemnity valid and binding upon and enforceable against it in the terms hereinafter contained, hereby agrees to indemnify you to the full extent contemplated by this Agreement. 1. Scope of Indemnity To the fullest extent permitted by the laws of the State of Delaware, as the same exists or may hereafter be amended: (a) Subject to the limitations contained in this Section 1, the Corporation shall indemnify you for the full amount of any Cost (as hereinafter defined) reasonably incurred by you in connection with any Proceeding (as hereinafter defined) that may be made or asserted against or directly affect you or in which you are required by law to participate or in which you participate at the request of the Corporation if it relates to, arises from or is based on your service in an Indemnified Capacity, whether the alleged act or omission occurred before or after the date of this Agreement, in any case whether or not you have been named therein (an “Indemnified Claim”). The Corporation shall also indemnify you for the full amount of any other Cost reasonably incurred by you or to which you are subject (including, where you are made a witness or participant in respect in any action, proceeding or investigation) if it relates to your service in an Indemnified Capacity or any other matters claimed against you solely by reason of you having acted in an Indemnified Capacity (an "Other Indemnified Matter"). Any amount which the Corporation is obliged to pay pursuant hereto is referred to as an “Indemnified Amount”. (b) The indemnification provided by this Section 1 shall only be provided if you acted in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of the Corporation (or the best interests of the other entity, as the case may be), and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe that your conduct was unlawful. The knowledge and/or actions or failure to act of any other director, officer, agent or employee of the Corporation or any other entity shall not be imputed to you for the purposes of determining the right to indemnification under this Agreement. (c) Notwithstanding the foregoing provisions of this Section 1, in the case of any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact you served in any Indemnified Capacity, no indemnification shall be made in respect of any Proceeding as to which you have been adjudged liable to the Corporation unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, you are fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. (d) Notwithstanding the foregoing provisions of this Section 1, the Corporation shall not be obligated to indemnify you, or pay any Expense Advance to you pursuant to Section 2 hereof, in connection with any Cost, Indemnified Claim or Other Indemnified Matter that has been or may be incurred, suffered or required to be paid with respect to any actual or contemplated Proceeding(s) (or part thereof) initiated or instituted by you, unless and to the extent such Proceeding (or part thereof) has been expressly authorized by the Board of Directors or only as otherwise expressly provided in Section 3(d) hereof. (e) For the purposes of this Agreement: (i) “Cost” means all liability, loss, damage, charge, cost, expense, excise tax, fine or settlement amount whatsoever which you may reasonably incur, suffer or be required to pay (including, without limitation, all legal and other professional fees as well as all out-of-pocket expenses for attending depositions, trials and hearings). (ii) “Proceeding” means any civil, criminal, administrative, investigative or other claim, action, suit, application, litigation, charge, complaint, prosecution, assessment, reassessment, investigation, hearing, proceeding or governmental or regulatory inquiry of any nature or kind whatsoever, and, without limiting the generality of the foregoing, shall include any and every claim for any liability and/or any legal, regulatory or investigative action or proceeding by any governmental or regulatory authority, whether such action, proceeding or investigation be pending or threatened and including without limitation any and every claim by or on behalf of the Corporation, or by or on behalf of the United States or any other country, or any political subdivision thereof. For purposes of this definition, the term “threatened” will be deemed to include your reasonable good faith belief that a claim or other assertion may lead to institution of a Proceeding. 2. Advances (a) The Corporation shall periodically reimburse or advance the funds necessary for the payment of Costs reasonably incurred in connection with the investigation, defense and appeal of any Proceeding in advance of the final disposition of such Proceeding (an “Expense Advance”), provided, however, that, if required under applicable law, an Expense Advance incurred by you in your capacity as a director or officer (and not in any other Indemnified Capacity, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of you, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that you are not entitled to be indemnified for such Costs under this Agreement, the Corporation’s by-laws or certificate of incorporation, the Delaware General Corporation Law, or otherwise. Each Expense Advance will be unsecured and interest free and will be made by the Corporation without regard to your ability to repay the Expense Advance. You shall be obligated to return any Expense Advance which remains unspent at the final conclusion of the Proceeding to which the Expense Advance related. 3. Procedure for Making a Claim or Request for Advancement of Expenses (a) If you become aware of any Indemnified Claim or Other Indemnified Matter or reasonably expect that an Indemnified Claim will be made or an Other Indemnified Matter will arise, you shall give notice in writing as soon as reasonably practicable to the Corporation of such Indemnified Claim or Other Indemnified Matter or potential Indemnified Claim or Other Indemnified Matter, including copies of any documents served on you in connection with a Proceeding or any other relevant documents in your possession, provided, however, that failure to give notice in a timely fashion shall not disentitle you to the right to indemnity under this Agreement except to the extent the Corporation suffers prejudice by reason of a delay. (b) If you wish to make any claim for payment of an Indemnified Amount to you by the Corporation hereunder, you shall give written notice of such claim to the Corporation (such written notice referred to herein as an “Indemnification Notice”). Such Indemnification Notice shall contain reasonable details and supporting documentation with respect to the claim referred to therein. Subject to the provisions of Section 1 hereof, the Corporation shall pay all Indemnified Amounts arising in connection with the matters described in the Indemnification Notice to you (or as you may direct) no later than sixty (60) days after the date on which you deliver any invoice or account in respect of any such Indemnified Amount to the Corporation. If you wish to make any claim for an Expense Advance you shall give written notice of such claim to the Corporation (such written notice referred to herein as an “Expense Advance Notice”). Subject to the provisions of Section 1 hereof, the Corporation shall pay such Expense Advance arising in connection with the matters described in the Expense Advance Notice to you (or as you may direct) no later than twenty (20) days after the date on which you deliver such Expense Advance Notice to the Corporation. You will at all times promptly provide to the Corporation all supporting documentation related to your claim for an Expense Advance as the Corporation may request from time to time. (c) If a claim is not paid in full by the Corporation within the periods set forth under, Sections 3(b) or (c) hereof, you shall have the right at any time thereafter to bring suit against the Corporation to recover the unpaid amount of the claim. If and to the extent successful in any such suit, or in a suit brought by the Corporation to recover an Expense Advance pursuant to the terms of an Undertaking, you shall be entitled to be paid also the Costs of prosecuting or defending such suit, all as and to the extent provided and on the terms set forth in Section 7 hereof. (d) In (i) any suit brought by you to enforce a right to an Indemnified Amount (but not in a suit brought by you to enforce a right to an Expense Advance) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an Expense Advance pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, you have not met the applicable standard for indemnification set forth in Section 1 hereof and under the Delaware General Corporation Law. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification of you is proper in the circumstances because you have met the applicable standard for indemnification set forth in Section 1 hereof, nor an actual determination by the Corporation (or any other person or body appointed by the Board of Directors) that you have not met such applicable standard for indemnification, shall create a presumption that you have not met the applicable standard for indemnification or, in the case of such a suit brought by you, be a defense to such suit. (e) For the purpose of any determination regarding your right to indemnification or the advancement of expenses hereunder, including in any suit brought by you to enforce a right to an Indemnified Amount or Expense Advance pursuant to Section 3(e) hereof, or brought by the Corporation to recover an Expense Advance pursuant to the terms of an Undertaking, the burden of proving that you are not entitled to such Indemnified Amount or Expense Advance hereunder or otherwise shall be on the Corporation.

4. Defense of Action (a) By Corporation The Corporation (or its insurer(s)) shall at its expense and in a timely manner contest and defend you against any Indemnified Claim, including the taking of such appeals as legal counsel to the Corporation (or its insurer(s)) may deem advisable in the circumstances. In this regard, the Corporation will endeavor to keep you informed on a timely basis of all significant developments relating to the foregoing. The Corporation shall not agree to any settlement on your behalf without your written consent, which shall not be unreasonably withheld, unless the terms of such settlement require only the payment of money (by persons or entities other than you) and do not require you to admit any wrongdoing or take or refrain from taking any action. (b) By Director or Officer Notwithstanding Section 4(a) hereof, you will be entitled to assume carriage of your own defense relating to any Indemnified Claim (and for greater certainty, the full amount of any reasonable expense you incur in connection with such defense shall be an Indemnified Amount subject to the provisions of Section 1 hereof) if, and to the extent: (i) the Corporation (or its insurer(s)) does not in a timely manner undertake appropriate action in respect to an Indemnification Notice delivered pursuant to Section 3 or at any time ceases to actively pursue the defense of any such Indemnified Claim; or (ii) in the reasonable opinion of your legal counsel (which opinion shall be in writing and a copy thereof provided to the Corporation), your interests in respect of the relevant matter conflict with the interests of the Corporation in respect of such matter or with the interests of any other director or officer of the Corporation in respect of whose defense the Corporation has assumed in such Proceeding; or (iii) the Proceeding against you is initiated by the Corporation or any of its subsidiaries. 5. Presumptions and Settlement For the purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction shall not, of itself, create a presumption that you did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. No settlement shall be undertaken by you in respect of any Proceeding without the consent of the Corporation unless the Corporation and its insurer(s) have indicated that they would not indemnify you according to this Agreement or any applicable directors' and officers' liability insurance policy (“D&O Policy”). 6. Former Directors and Officers and Access to Information (a) You shall continue to be entitled to indemnification hereunder, even though you may no longer be acting in an Indemnified Capacity. (b) You and your legal advisors shall at all times be entitled to review during regular business hours all documents, records and other information with respect to the Corporation or any entity in which you acted in an Indemnified Capacity which are under the Corporation's control and which may be, and to the extent, reasonably necessary in order to defend yourself against any Proceeding that relates to, arises from or is based on your discharge of your duties in an Indemnified Capacity, provided that you shall maintain all such information in strictest confidence (except only to the extent necessary for your defense and, in such case, pursuant to a protective order reasonably satisfactory to the Corporation). This Section 6(b) shall not apply (i) where the Proceeding is initiated by the Corporation or any of its subsidiaries; (ii) where the review by you and/or your legal advisors of any such documents, records or other information would, in the opinion of legal counsel to the Corporation, cause the Corporation (or any entity in which you acted in an Indemnified Capacity) to lose its entitlement to claim privilege with respect to the disclosure of same in any proceeding in any jurisdiction; or (iii) in any actual or contemplated Proceeding(s) (or part thereof) initiated or instituted in whole or in part by you, unless such Proceeding has been authorized by the Board of Directors. 7. Indemnification for Expenses Incurred in Enforcing Rights The Corporation shall indemnify you against all Costs that are reasonably incurred by you in connection with any action brought by you, the Corporation or a third party to determine whether you are entitled to: (a) be indemnified by the Corporation under this Agreement, under any other agreement or under applicable law now or hereafter in effect relating to indemnification of directors and officers; and/or (b) an Expense Advance, but only in the event that you are ultimately determined to be entitled to such indemnification or Expense Advance, as the case may be. Furthermore, if so requested by you, the Corporation shall periodically reimburse or advance the funds necessary for the payment of Costs that are reasonably incurred by you in connection with the foregoing action in advance of the final disposition, within thirty (30) days of any such request in writing by you. 8. Partial Indemnification If you are entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Costs in respect of a Proceeding, but not for the total amount of such Costs, the Corporation shall nevertheless indemnify you for the portion of such Costs to which you are entitled. 9. Further Assurances Each of you and the Corporation shall diligently attend to, and assist in the conduct of, the defense of any Proceeding, shall assist in enforcing any right of contribution or indemnity against any person or organization and shall (or in the case of the Corporation, shall cause its appropriate officers, directors, advisors or personnel to) attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses, as appropriate. 10. Non-Exclusivity Your rights under this Agreement shall be in addition to any other rights that you may have under the Corporation's by-laws or certificate of incorporation, applicable law, agreement, vote of stockholders or disinterested directors, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under this Agreement or under the Corporation's by- laws or certificate of incorporation, it is the intent of the parties hereto that you may enjoy by this Agreement the greater benefits so afforded by that change. Your rights under this Agreement shall not be diminished by any present or future provision of the Corporation's by-laws or certificate of incorporation and shall not diminish any other rights that you now or in the future have against the Corporation. 11. Severability If any part of this Agreement or the application of such part to any circumstance shall, to any extent, be invalid or unenforceable, such part or the application of such part shall be interpreted and applied to such extent so as to be valid and enforceable in the circumstances, and the remainder of this Agreement, or the application of such part to any other circumstance, shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. 12. Insurance To the extent the Corporation maintains a D&O Policy for the directors and officers of the Corporation (but not for any of the Corporation’s subsidiaries or affiliates), you shall be covered by such policy in accordance with its terms. Notwithstanding the foregoing, the lapse of insurance coverage will not affect any of your rights to indemnification. 13. Enurement This Agreement and the benefit of the obligations of the undersigned hereunder shall enure to the benefit of and be binding upon you, your heirs, estate, executors and administrators and shall be binding upon the Corporation's successors and assigns. 14. Previous Indemnities and Retroactivity; No Duplication of Payments This Agreement supersedes and replaces all prior indemnities entered into between the Corporation and you with respect to the subject matter of this Agreement, provided however, that nothing in this provision shall operate to restrict in any way any indemnity to which you are entitled under the Corporation's by-laws, certificate of incorporation, or otherwise at law. The Corporation shall not be obligated under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that you have otherwise actually received such payment under any insurance policy, contract, agreement, by-law, certificate of incorporation, or otherwise (each, an “Other Payment”) and, to the extent that you so receive any such Other Payment after you have received a payment or advance by the Corporation for the same Cost, such amount shall be repaid by you to the Corporation within thirty (30) days of your receipt of such duplicative payment. This Agreement shall be deemed to have been in effect during all periods that you were acting in an Indemnified Capacity, regardless of the date of this Agreement. 15. Subrogation In the event of payment or advance under this Agreement, the Corporation shall be subrogated to the extent of such payment or advance to all of your rights of recovery. You shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights. All of your actions to assist the Corporation in securing and enforcing its subrogation rights shall themselves be subject to the terms of this Agreement. 16. Governing Law and Jurisdiction This Agreement and the legal relations among the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of State of Delaware, without regard to its conflict of laws rules. The Corporation and you hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or relating to this Agreement shall be brought only in a state or federal court sitting in the State of Delaware (each, a “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of such Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in such Delaware Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in such Delaware Court has been brought in an improper or inconvenient forum. The Corporation and you agree that service of process may be effected in any such action in accordance with Section 17 hereof. 17. Notices All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent: (a) To you at the address set forth below your signature to this Agreement. (b) To the Corporation at:

Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Attention: General Counsel or to such other address as may have been furnished by notice hereunder to you by the Corporation or to the Corporation by you, as the case may be. 18. Counterpart Execution This Agreement may be executed in two counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. [Remainder of page intentionally left blank] VIRTUS INVESTMENT PARTNERS, INC. By: George R. Aylward President and Chief Executive Officer The undersigned accepts the foregoing indemnity and agrees to comply with the terms and conditions set out above. By: ________________________________ Address: ____________________________________ ____________________________________ ____________________________________ ____________________________________